U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report     January 12, 2000


                         CardioTech International, Inc.
             (Exact name of Registrant as specified in its charter)


             Massachusetts               0-28034           04-3186647
      ----------------------------     -----------      -------------------
      (State of other jurisdiction     (Commission        (IRS Employer
           of incorporation)             File No.)      Identification No.)


              78 E. Olympia Avenue, Woburn, Massachusetts     01801
              -------------------------------------------   ----------
             (Address of principal executive offices)       (Zip Code)


    Registrant's telephone number, including area code         (781) 933-4772


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item  5.  Other  Events.

On December 29, 1999, Mr. Jonathan Walker resigned as a Director of CardioTech International, Inc. ("CardioTech"), effective immediately, in order to pursue other business opportunities.

Additionally, on January 7, 2000, Mr. Carl Franzbrau resigned as a Director of CardioTech, effective immediately, in order to pursue other business opportunities.

Item  7.  Financial  Statements  and  Exhibits.

None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CardioTech  International,  Inc.


                                         By: /s/ Michael Szycher
                                             --------------------
                                             Michael Szycher, PhD
                                             Chairman and CEO



Date:  January  12,  2000